Exhibit 10.12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

OEM AGREEMENT

This OEM Agreement is made effective 9-9, 2009 (“Effective Date”) by and between Imperva, Inc., a Delaware company having its principal executive offices at 3400 Bridge Parkway, Suite 101 Redwood Shores, CA 94065 and Imperva, Ltd., an Israeli company having its principal place of business at 125 Menachem Begin St. Tel-Aviv, Israel 67010, Israel (Imperva, Inc. and Imperva, Ltd. will be referred to herein collectively as “Imperva”) and Dan-El Technologies Ltd. (“Seller”), An Israeli company having its principle executive offices at 58 Amal st., Petach-Tikva 49513, Israel;

WHEREAS, Imperva develops data security software and markets data security products;

WHEREAS, Caswell Inc., a Taiwanese company having its principle executive offices at 186 Jian-Yi Rd., Chung Ho City, 235 Taipei, Taiwan (“Caswell”) manufactures certain general purpose network appliance hardware products;

WHEREAS, Seller is a distributor of Caswell and sells certain general purpose network appliance hardware products manufactured by Caswell; and

WHEREAS, Seller wishes, and Imperva desires to have Seller, to embed certain portions of such Imperva software in hardware products manufactured on behalf of Imperva.

NOW THEREFORE, in consideration of the mutual covenants, representations, promises, obligations and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Definitions.

1.1 “Code” shall mean the object code version of the Imperva software designated in Exhibit A attached hereto (including, all updated, upgrades, fixes and the like provided by Imperva hereunder).

1.2 “Confidential Information” shall mean all information and materials disclosed by or on behalf of Imperva hereunder (including, without limitation, the Code and all ideas, inventions and other technical, business, financial, customer and product development plans, forecasts, strategies and information).

1.3 “Customers” shall mean Imperva’s end user customers as designated in a Purchase Order.

1.4 “Fulfillment Centers” shall mean Seller’s fulfillment centers specified in Exhibit A (or as otherwise agreed to by the parties in writing).

1.5 “Integrated Products” shall mean the hardware products specified in Exhibit A when appliances are combined with the Code, add-on cards are integrated in the appliances and network interface cards are either integrated in the appliances or sold separately (also as specified in Exhibit A).

1.6 “Marks” shall mean the trademarks and logos provided by Imperva hereunder for incorporation onto the Integrated Products and associated packaging.

1.7 “Purchase Orders” shall have the meaning set forth in Section 8.2.

1.8 “Releases” shall have the meaning set forth in Section 8.4.

1.9 “Specifications” shall mean the specification for the Integrated Products set forth in Exhibit A (or as otherwise agreed to by the parties in writing).

1.10 “Support Services” shall mean the terms and conditions set forth in Exhibit B attached hereto.

2. Scope. Seller agrees to manufacture (through Caswell), package and sell to Imperva the Integrated Products. This Agreement is non-exclusive and the parties may enter into similar agreements with other parties. Imperva shall not be obligated to purchase any Integrated Products from Seller hereunder. Seller (either directly or through Caswell) shall be responsible for all plant, equipment, labor, materials and facilities necessary to manufacture the Integrated Products. Seller will comply with the additional terms and conditions set forth in the Exhibits hereto.

3. Code License; Restrictions. Imperva hereby grants Seller a non-exclusive, non-sublicenseable (except as set forth below), non-transferable license: (i) to (only through Caswell, or such other manufacturing entity that is agreed to by the parties in writing) copy and use the Code and tools provided by Imperva solely as necessary to create the Integrated Products in accordance with Exhibit A and (ii) distribute the Code to Imperva (and/or Customers) solely as part of such Integrated Products. The license set forth in Section 3(i) may be exercised by Caswell. Seller will be fully responsible for any act or omission by Caswell that, if undertaken by Seller, would constitute a breach of this Agreement. Seller will not (and will not allow any third party to): (i) disassemble, decompile or otherwise reverse engineer the Code, or otherwise attempt to learn the source code, structure, algorithms or ideas underlying the Code (except and only to the extent this clause is expressly prohibited by applicable law), (ii) rent, lease or otherwise provide temporary access to Code, (iii) modify the Code, (iv) distribute the Code except to as part of the Integrated Products to Imperva (or Customers), or (v) remove any names, designations or notices from the Code. Imperva shall have the right to designate third party component manufacturers to develop and/or supply components for the Integrated Products that will fit to the Integrated Product proprietary interface. In such event, after settling a proper arrangement that Seller shall be paid a reasonable royalty fee per unit sold by the third party vendor to Imperva, Seller will provide (or will ensure that Caswell will provide) such third parties with all technical information they may request as reasonably necessary for such development/supply, including but not limited to mechanical, electrical and software interface information. Seller shall engage such third party manufacturers and make appropriate supply arrangements (the terms of which shall be subject to Imperva’s written approval).

4. Marks. Seller will affix the Marks supplied by Imperva to the Integrated Products (and Integrated Product packaging) in accordance with Exhibit A and any other directions Imperva may provide. Except as set forth in this Section 4, neither Seller nor Caswell shall have no right to use the Marks.

5. Quality Control.

5.1 Quality Systems. Seller will ensure that the quality of reproduced Code included in the Integrated Products is equivalent to the quality of the Code originally delivered to Seller pursuant to this Agreement. Seller will test and inspect Integrated Products prior to shipment (to ensure that they conform to all of the Specifications), using its standard testing and inspection procedures, as well as the testing and inspection procedures specified in Exhibit A. Seller will keep (and will ensure Caswell will keep) detailed inspection records and make them available to Imperva upon request. Seller will maintain and make such records available to Imperva for a period of at least three (3) years after the last shipment hereunder. All Integrated Products (and all Integrated Product components) shall be, except as otherwise provided for in Exhibit B, new (i.e. not refurbished). Seller will ensure that updates and upgrades of the Code are integrated into the Integrated Products within a commercially reasonable period from the time it is received from Imperva (but not to exceed 10 business days). Seller shall provide “Quality Reports” to Imperva, at intervals and in a format reasonably requested by Imperva. Quality Reports will include all information reasonably requested by Imperva including, but not limited to, on-time delivery statistics, return rates, information regarding technical support incidents (minor, major and critical), response times and required corrective actions. Seller shall maintain its current ISO-9001 certification and shall ensure Caswell will acquire ISO-9001and ISO-14001 certification by the end of June 2010 and maintain the certification thereafter.

5.2 Inspection. During the term of this Agreement, Imperva is entitled to conduct periodic inspections to ensure Seller’s and Caswell’s compliance with Section 5.1. Upon at least three (3) business days prior notice to Seller, Seller shall allow Imperva (or Imperva’s designated representatives) to visit the facilities at which the Integrated Products (or components thereof) are manufactured and/or developed (including, without limitation, the facilities of Caswell and the Fulfillment Centers). Seller will (and will ensure that Caswell) fully cooperate with Imperva in such inspections. In the event a failure or defect is discovered during an inspection, Seller will, within ten (10) days from receipt of notice from Imperva, provide a written proposal to Imperva on steps/procedures to be implemented to correct such failure/defect (and begin taking diligent and prompt action to implement such correction(s)). Such inspections will not relieve Seller of liability with respect to Integrated Products later found to be defective or liability regarding Seller’s failure to meet any of its obligations under this Agreement.

6. Support. Seller will provide Imperva and its Customers with the Support Services in accordance with Exhibit B.

7. Term; Termination. This Agreement becomes effective as of the day and year written above, and shall have a term of one (1) years from the Effective Date, unless earlier terminated as set forth below. This Agreement shall be renewed and continue indefinitely after the initial term. Notwithstanding the foregoing, Imperva may terminate this Agreement, for any reason, upon providing Seller with a six (6) months advance written notice at any time, and Seller may terminate this Agreement, for any reason, upon providing Imperva with nine (9) months advance written notice at any time. Either party may terminate this Agreement in the event the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days from receipt of written notice thereof. Delay in payments by either party of 30 days or less shall not be deemed a material breach of this Agreement. Upon termination of this Agreement, Seller will immediately return to Imperva (or destroy) all copies of the Code and Confidential Information in its possession (or the possession of Caswell or any Fulfillment Center). Seller will, upon Imperva’s request, provide Imperva with written certification that all such Code and Confidential Information has been returned or destroyed. The following provisions of this Agreement will survive termination: 7, 9, 10, 11, 12 and 14 through 19 (inclusive). In addition, upon termination, Seller will release (pursuant to final Release(s) issued by Imperva, and subject to the delivery obligations set forth in Section 8 and Section 20) all Integrated Products that were delivered to the Fulfillment Centers on or before the termination date.

8. Purchases; Delivery; Payment, Bank Guarantee, Change Requests; End-of-Life.

8.1 Forecasts. Each month Imperva will provide Seller with a non-binding rolling manufacturing forecast covering [***] calendar months, beginning with the month in which such forecast is provided. Such forecast will specify the number of Integrated Products that Imperva anticipates purchasing during the next [***] month period. Both parties acknowledge and agree that such forecasts are estimates, and shall not be regarded as any firm commitment by Imperva to purchase and by Seller to supply such quantities. Imperva shall become legally bound to purchase Integrated Products only when it issues a Purchase Order as specified below.

8.2 Purchase Orders. Imperva will order Integrated Products hereunder by submitting purchase orders to Seller (“Purchase Orders”). Seller shall accept and acknowledge in writing all Purchase Orders submitted by Imperva that are in accordance with this Agreement and shall provide the confirmed date of arrival (“Confirmed Date of Arrival”) at the Fulfillment Center which shall not exceed the number of days set forth below. Seller will only reject a Purchase Order if such order does not comply with the terms or this Agreement. If Seller does not provide Imperva with valid written notice of rejection within five (5) business days from Imperva’s submission of a Purchase Order to Seller, such Purchase Order shall be automatically accepted. Seller will ensure that all Integrated Products ordered under a Purchase Order are manufactured by Caswell and shipped to a Fulfillment Center and ready for release as set forth below within [***] days from receipt of the applicable Purchase Order. All Purchase Orders issued under this Agreement shall be subject only to the terms and conditions hereof. Any other Seller terms and conditions shall not apply to this Agreement or the Purchase Orders. Imperva shall have the right to cancel any Purchase Order if it provides notice of cancellation to Seller not later than ten (10) days after the Purchase Order submission date. Imperva shall issue a Release (as set forth in Section 8.4) for each Integrated Product within six (6) months from such products arrival at the Fulfillment Center. In case that Imperva has not issued a Release within six (6) months from the arrival of an Integrated Product (that had been ordered by Imperva under this Agreement) at the Fulfillment Center, Seller shall have the right to ship such Integrated Product to a “Default Imperva Warehouse” (set forth in Exhibit A) and invoice Imperva, provided that all shipments from the Fulfillment Center had been shipped on first in first out (“FIFO”) basis and the Integrated Products meet all the specifications and quality requirements. Integrated Products that have been ordered by Imperva under this Agreement and held in the Fulfillment Center (or at Imperva’s Logistics Partners) for more than one hundred and five (105) days will carry price markup as set forth in the following table:

Number of days	0 to 105	106-120	121-150	151-180
% markup	[***]	[***]	[***]	[***]

8.3 Integrated Products Storage. Imperva shall inform Seller in writing of the identity of any of its logistics subcontractors (“Logistics Partners”). The Integrated Products shall either (at Imperva’s election): (i) be held by the Fulfillment Centers (subject to release as set forth below) or (ii) be consigned to Imperva and held at Imperva locations (either Imperva’s own facility or at its Logistics Partner’s facility). For Integrated Products consigned to Imperva, Imperva shall pay the costs of shipment to Imperva or Logistics Partner location and shall bear the risk of loss from the time of shipment from the Fulfillment Center. For all Integrated Products on consignment to Imperva, Imperva or its Logistics Partner shall hold all such Integrated Products in a separate, defined area (“Consignment Location”), not commingled with any other goods. Integrated Product consignment shall not start until at least one calendar quarter after the first Release and shall not exceed an average of [***] percent ([***]%) of the total value of the aggregated Integrated Products inventory at the Fulfillment Centers and at the Logistic Partners.

8.4 Releases. Seller will ship the Integrated Products upon receipt of an applicable release from Imperva (“Release”). Integrated Products will be shipped on FIFO basis to the locations designated in the applicable Release. The parties shall agree on an acceptable electronic or paper delivery procedure for submission by Imperva of the Releases. Requests to ship Integrated Products to Logistic Partner location shall not be deemed a Release. For Releases issued and received before 15:00 local time at the Fulfillment Center, Integrated Products ordered without adjustments will be packed and shipped on the same business day. For Releases issued and received after 15:00 local time at the Fulfillment Center, Integrated Products will be packed and shipped on the next business day.

8.5 Adjustments. Imperva may also request that Seller make limited adjustments to the Integrated Products (as set forth in Exhibit A to include add-on cards and/or change the network interface card, or as otherwise reasonably requested by Imperva). Seller will make such adjustments related to add on cards and/or network interface cards within two (2) business days from Imperva’s request.

8.6 Pulls. For Integrated Products that are on consignment to Imperva, either at Imperva or Logistics Partner location, such Integrated Products shall be deemed to be Released for purposes of the Agreement, when the Integrated Products are pulled by Imperva or Logistics Partner. An Integrated Product shall be considered to be “pulled” when it is physically removed from the physical location that comprises the Consignment Location. Imperva shall notify Seller within one (1) business day of all Integrated Products pulled from the Consignment Location(s).

8.7 Delivery. Seller shall deliver Integrated Products to Imperva (or the designated Customers), and title and risk of loss to Integrated Products purchased under this Agreement shall pass to Imperva upon shipping of the Integrated Products to their final destination and updating Imperva of such delivery by a shipping log, as set forth in Exhibit A of the Agreement (including part number, revision, Serial Number, Challenge key, Tracking number, end user and Order number). Imperva shall pay for all costs of shipping and shipping insurance. Unless Imperva specifies, in writing, the method of shipment and carrier to be used, Seller shall ship Integrated Products in the manner it reasonably deems appropriate given the nature of the Integrated Products. Notwithstanding the foregoing, Seller will, at Seller’s expense, pack, palletize and label all Integrated Product shipments (in a manner acceptable to the carriers and that ensures the Integrated Products safe delivery). In the event Seller becomes aware of any circumstances that may delay the shipping from Caswell to the Fulfillment Center or delivery from the Fulfillment Center to Imperva (or its designated Customer) of any Integrated Products, Seller will immediately notify Imperva in writing of such possible delay (such notice will detail the reasons for the delay and a revised estimated delivery date). If any arrival of Integrated Products at the applicable Fulfillment Center or any shipping to Imperva (or the designated Customers) is delayed for more than [***] ([***]) days, Imperva shall have the right to deem a material breach and terminate this Agreement according to section 7 and/or cancel any part of the delayed purchase order. In addition, with respect to a delay in the arrival of Integrated Products at the Fulfillment Center (“Delay Type A”), and with respect to a delay in shipping of ordered Integrated Product to Imperva or to Imperva’s designated Customer (“Delay Type B”), Seller shall (within thirty (30) days from the applicable delay event) pay to Imperva the following percentage of the price charged to Imperva for the affected Integrated products as delay compensation charges (“Delay Compensation Charges”) provided that, for each delay event, the Delayed Compensation Charges shall not exceed [***] percent ([***]%) of the price charged by Seller to Imperva for the affected Integrated Products. Delay Compensation Charges shall not apply on late delivery of third party add-on cards, provided that such add-on cards were ordered on time by Seller and were not delivered on time by the third party vendor to the Fulfillment Center.

Delay Type	Day 1-7	Day 8-14	Day 15-21	Day 22-28	Later
A (arrival at the Fulfillment Center)	[***]	[***]	[***]	[***]	[***]
B (shipping from the Fulfillment Center)	[***]	[***]	[***]	[***]	[***]

8.8 Payment. For all Integrated Products delivered to Imperva or to its Customers, Seller shall invoice Imperva at the prices specified in Exhibit A. Imperva shall make full payment of undisputed invoices for the Integrated Products within thirty-one (31) days after the end of the month in which the invoice was issued. Payment delay from seven to fourteen (7-14) days shall bear a fine of 1% of the invoice, between fourteen to thirty (14-30) days an additional 1% of the invoice and between thirty to sixty days another 1% of the invoice (total 3%). Imperva shall have the right to set off, against its payments to Seller, all amounts owed by them to Imperva. In case of a disputed invoice, Imperva shall hold only the disputed part payment and not the entire invoice.

8.9 Standby Letter of Credit. Imperva shall deposit with Seller an irrevocable standby letter of credit (“Standby LC”) on the total amount of [***] percent ([***]%) of the selling value of Integrated Products and add-on cards ordered by Imperva hereunder and held in the Fulfillment Center inventory. The total sum of the Standby LC will be periodically revised and updated to the actual average value of the above mentioned inventory. The Standby LC shall be valid for one year and shall be renewed for additional one year periods until all inventory issues are covered and ended. The Standby LC terms shall be in accordance with the sample Standby LC in Exhibit C of this Agreement.

8.10 Imperva Engineering Change Requests (ECR). Imperva may request, in writing, that Seller make changes to the Specifications and/or provide engineering support for the integration of a new third party add-on in the Integrated Product. Within five (5) business days after receipt of such request, Seller shall (at no cost to Imperva) notify Imperva in writing of (i) the feasibility of the requested change, (ii) any NRE charges (for special development or tooling, but not for administrative costs) or the impact on Integrated Product pricing, if any, created by the changes and (iii) the earliest date by which Seller estimates such change could be implemented. Imperva shall then notify Seller if it desires to go ahead with the change, and if so, the Specifications and pricing shall be amended accordingly by the parties. For clarity, Seller will not unreasonably withhold or delay agreement to changes requested by Imperva (as set forth in this Section 8.10) and will use its best efforts to implement such changes at the earliest opportunity.

8.11 Seller Engineering Change Requests (ECR). Seller shall inform Imperva (in writing) at least [***] ([***]) months in advance (or sooner if possible) of any proposed changes that may affect the Integrated Products or their packaging, and as soon as Seller is aware of planned changes in third party add-on cards, including, without limitation, the following changes: (i) changes to any of the component parts of the Integrated Products except for alternate source of passive components on the boards (i.e. passive components that will not affect the use or functionality of the Integrated Products), (ii) changes in the production process or location, or (iii) changes to PCB technology (iv) changes in embedded software such as but not limited to BIOS, EPROMs, or any programmable device. The notice shall include a written description of the proposed change, including the reason for the change, any NRE charges and the expected effect of the change on the Integrated Products, including its price. Imperva shall have the right, in its sole discretion, to accept, reject or mutually agree to an alternate plan for such changes and will inform Seller of its approval or rejection of those changes in writing within two (2) weeks. If Imperva rejects any such proposed changes, Imperva may require Seller to continue supplying the unaltered Integrated Products.

8.12 End-of-Life. Seller shall notify Imperva at least [***] ([***]) months in advance (“EOL Notice”) if there is a notice from a supplier that the supplier is withdrawing any component used in the Integrated Products, or if a component used to make any of the Integrated Products will otherwise become unavailable, (in either case, “EOL”) even if there is a commercially reasonable substitute. In such event, Seller shall allow Imperva to order Integrated Products or EOL components for delivery at dates up to [***] ([***]) months after the EOL date. On purchase of such EOL components, upon receiving the components from its supplier, Seller shall invoice Imperva for the components and keep the components as Imperva owned inventory. Integrated Products EOL dates shall occur no earlier than the dates specified in Exhibit A.

8.13 Spare Parts. For a period of [***] ([***]) years after the end of life date of Integrated Product, Seller shall make available spare parts, replacement parts and/or repair services for the Integrated Products.

8.14 Staffing. Seller acknowledges and agrees that during peak orders load and peak ordered volumes, such as, but not limited to, new products/versions releases, end of quarter/end of year periods, there will be, on each Fulfillment Center sufficient certified staff on site, available to work the necessary hours (including, but not limited to: 24 hours per day staffing and/or during weekends, holidays other than, as determined by dates and general practices in the USA, Chinese New Year, Yom Kippur and Christmas, and any period of time, if needed) in order to process, fulfill and ship the Integrated products in accordance with the timelines and terms mentioned in this Agreement.

9. Warranties; Disclaimer. Seller represents and warrants that (i) it has the full right, power and authority to enter this Agreement and perform its obligations hereunder; (ii) during the successive warranty periods specified in Exhibit B (each a “Warranty Period”), each Integrated Product will conform strictly, to all applicable Specifications and be free from defects in materials and workmanship (the first Warranty Period begins on the date the applicable Integrated Product is shipped (by Imperva or a Fulfillment Center) to the Customer); (iii) all Integrated Products will be of merchantable quality and fit and sufficient for their intended purposes; (iv) it has and is conveying to Imperva, clear and marketable title to all Integrated Products, free from all liens and encumbrances; and (v) all Integrated Products and Support Services will comply with all applicable laws, rules and regulations and will not violate or infringe upon any third party intellectual property or other rights or interest of any nature whatsoever. In the case of the Support Services, Seller additionally represents and warrants that such services shall be performed in a professional manner in accordance with applicable industry standards except to the extent a higher standard is specified in which case the higher standard shall apply. In the event of a breach of Section 9(ii), Seller will, in accordance with Exhibit B, either: (i) repair the applicable Integrated Products, (ii) replace such Integrated Products with fully conforming Integrated Products, or (iii) if neither (i) or (ii) can be achieved, provide Imperva with a refund of the purchase price paid by Imperva for such products. All warranties made in this Section shall survive inspection, test, acceptance and payment.

10. Limitation on Liability. EXCEPT WITH RESPECT TO SELLER’S INDEMNIFICATION OBLIGATIONS, A BREACH OF SECTION 3, A BREACH OF SECTION 4, OR A BREACH OF SECTION 11, IN NO EVENT WILL EITHER PARTY BE LIABLE HEREUNDER FOR ANY (I) INCIDENTAL SPECIAL OR CONSEQUENTIAL DAMAGES, OR (II) AMOUNTS IN THE AGGREGATE IN EXCESS OF THE FEES PAID HEREUNDER BY IMPERVA TO SELLER DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE DATE THE CAUSE OF ACTION ACCRUES.

11. Confidentiality. Except as expressly and unambiguously licensed above, the party receiving Confidential Information (“Recipient”) from the other party (“Discloser”) will (i) hold the Confidential Information in strict confidence, (ii) take all reasonable precautions to protect such Confidential Information (including, without limitation, all precautions the Recipient employs with respect to its most highly confidential materials), and (iii) not use (except as necessary to perform its obligations under this Agreement) or disclose any Confidential Information except to employees of the Recipient who have a “need to know” the Confidential Information for the purposes of this Agreement and are subject to written obligations of confidentiality and non-use at least as protective of the Discloser’s Confidential information as this Agreement. In addition, Seller (as Recipient) may disclose Imperva’s Confidential Information to third party manufacturers of components that will be incorporated into the Integrated Products; provided that, (i) Seller notifies Imperva in written in advance, of each such manufacturer and (ii) each such manufacturer is bound by terms and conditions (to which Imperva is a third party beneficiary) at least as protective of Imperva and its Confidential Information as this Agreement. The foregoing obligations shall not apply to information Recipient can clearly document (i) is lawfully known to Recipient prior to receipt from Discloser (provided Recipient informs Discloser of such fact within ten (10) days after receipt of such Confidential Information), (ii) is made generally available to the public without breach of Recipient’s obligations hereunder, (iii) is rightfully acquired by Recipient from a third party without restriction on disclosure, provided such third party did not obtain the information directly or indirectly from Imperva, or (iv) is independently developed by Recipient without use of or reference to any Confidential Information by employees of Recipient who have had no access to such information. Sections 11 (i) and (iii) shall not apply with respect to Confidential Information Seller receives from Caswell. Recipient may make disclosures required by law or court order provided Recipient (i) promptly notifies Discloser in writing of any potentially required disclosures, (ii) uses its best efforts to limit disclosure and to obtain confidential treatment or a protective order, and (iii) allows Discloser to participate in the proceeding.

12. Indemnification. Each party agrees (as “Indemnitor”) to indemnify, hold harmless and defend the other party (and its employees, subsidiaries, customer, affiliates, successors and agents) (as “Indemnitee”) from and against any and all third party claims (and all resulting judgments, third party liabilities, damages payable to third parties, expenses and costs (including, but not limited to, court costs and attorneys’ fees)) which relate to or arise out of (a) in the case of Seller as Indemnitor, allegations that the Integrated Products, or any part thereof, or the manufacturing or assembly or integration processes used by or on behalf of Seller, infringes, misappropriates, or otherwise violates any third party intellectual property right, (b) injury to person or property caused by Indemnitor, or (where Seller is Indemnitor) any Integrated Product, (c) the negligence or willful misconduct of Indemnitor or, (d) Indemnitor’s breach of this Agreement. The foregoing indemnity obligations by Seller shall not apply to the extent the applicable injury arises from the Marks or the Code (in either case, as provided by Imperva hereunder). The Indemnitor’s indemnity obligations under this Agreement are contingent on the Indemnitee promptly notifying the Indemnitor in writing of any claim or threat thereof, promptly tendering to the Indemnitor sole control of the defense and any settlement of such claim, and providing to Indemnitor (at Indemnitor’s cost) any assistance necessary to such defense or settlement.

13. Assignment. Neither party shall assign any right or obligation arising from this Agreement without the prior written consent of the other; provided that, either party may, without such consent, assign this Agreement to a successor to substantially all of its business or assets. Any purported assignment in violation of the foregoing shall be null and void. This Agreement shall be binding on the parties hereto and their successors and assigns.

14. Relief. Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party’s Confidential Information, there can be no adequate remedy at law for any breach of its obligations under Sections 3 or 11, which breach may result in irreparable harm to Disclosing Party, and therefore, that upon any such breach or any threat thereof, Disclosing Party shall be entitled to appropriate equitable relief, without the requirement of posting a bond, in addition to whatever remedies it might have at law.

15. Notices. All notices may be served personally or mailed to either party at its address set forth above or such other address as such party may provide in writing from time to time. Any such mailed notice shall be effective when deposited in the mails, properly addressed, with first class postage prepaid.

16. Governing Law; Jurisdiction. This Agreement shall be governed, controlled, interpreted and defined by and under the laws of the State of California and the United States (without regard to the conflicts of laws provisions thereof or the UN Convention on the International Sale of Goods). Except for claims for injunctive or equitable relief or claims regarding intellectual property rights (which may be brought in any competent court), any dispute arising under this Agreement shall be finally settled in accordance with the Comprehensive Arbitration Rules of the Judicial Arbitration and Mediation Service, Inc. (“JAMS”) by three arbitrators appointed in accordance with such Rules. All arbitrators shall have substantial experience in resolving complex commercial contract disputes, including in the software and hardware industry. The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration (including service fees, arbitrator fees and all other fees related to the arbitration) in such equitable manner as the arbitrator(s) may determine. The arbitration shall take place in San Francisco, California, in the English language and the arbitral decision may be enforced in any court. Subject to the preceding arbitration provision, the exclusive jurisdiction and venue of any action with respect to the subject matter of this Agreement shall be the state and Federal courts located in San Francisco, California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. The prevailing party in any action or proceeding to enforce this Agreement shall be entitled to costs and attorneys’ fees.

17. Waivers and Amendments. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial waiver thereof include any other right, power or privilege. This Agreement may not be amended, changed, discharged or terminated except by a written document signed by duly authorized officers of the parties.

18. Severability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall only apply to such provision and shall not render this Agreement unenforceable or invalid as a whole; and, in such event, such provision shall be modified or interpreted so as to best accomplish the objective of such unenforceable or invalid provision within the limits of applicable law or applicable court decision and the manifest intent of the parties hereto.

19. Relationship of the Parties. In fulfilling its obligations under this Agreement, each party shall be acting as an independent contractor. This Agreement does not make either party the employee, agent or legal representative of the other.

20. Unique Material. For materials purchased or produced by Seller (either directly or via Caswell) only for Imperva and not usable for other Seller’s customers or other Caswell’s customers (“Unique Material”), Seller shall notify Imperva about the minimal order quantity and a unit cost and shall purchase (or shall ensure Caswell will purchase) such Unique Material only upon getting Imperva’s consent in writing. Upon termination of this Agreement or a change in the bill of materials of an Integrated Product (“BOM”), Seller shall invoice Imperva for the remaining inventory of any Unique Material (ordered in accordance with this Section 20) that becomes unusable (subject to the next sentence). Seller shall use reasonable commercial efforts to return unused Unique Material and to cancel pending orders for such material, and to otherwise mitigate the amounts payable by Imperva.

21. Force Majeure. “Force majeure” shall refer to any event beyond the reasonable control of either party and that still cannot be avoided even if the party affected has exercised reasonable care, including but not limited government actions, acts of God, fire, explosions, storms, flood, earthquakes, tides, lightning or war. But a lack of credit, funds or financing shall not be deemed a circumstances beyond the reasonable control of either party. The party affected by a “force majeure event” shall notify the other party of such relief from liability as soon as possible. In the event that the performance of this Agreement is delayed or impeded by the aforementioned “force majeure,” the party affected by such force majeure shall not be liable in any way under this Agreement to the extent of such delay or impedance.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons duly authorized as of the date and year first above written.

IMPERVA, INC.

/s/ Merav Davidson

By	/s/ Merav Davidson
Title	SVP, Business Operations
9-9-09

Seller

By	Shai Eden
Title	C.E.O.

/s/ Shai Eden

EXHIBIT A

Statement of Work

Scope of work:

Factory

Seller shall ensure Caswell’s factory will provide a full solution, including: fully assembled (in accordance to Annex 1), imaged with Imperva’s software and tested product, spare and add-on items, accessories, documentation, packaging, shipping documentation and administration, warranty and out of warranty troubleshooting, repair and refurbishments, bug fix, SW upgrade and update.

Fulfillment Centers

Seller’s Fulfillment Centers will provide imaging with Imperva’s software and testing of the Integrated Products, spare and add-on items, short term warehousing and inventory handling, adjustments of the products (including but not limited to installation of add-on items), packaging, shipping documentation and administration, warranty and out of warranty troubleshooting, repair and refurbishments, bug fix, SW upgrade and update.

Fulfillment Centers:

For the agreement with American Portwell Technologies Inc.:

44200 Christy St.

Fremont, CA 94538

U.S.A.

For the agreement with Dan-El Technologies Ltd.:

58 Amal st.

Petach-Tikva 49513

ISRAEL

Default Imperva Warehouse

Default Imperva Warehouse address shall be:

Imperva Inc.

C/O

Pilot San Francisco – SFO

26300 Corporate Avenue Hayward, CA 94545

or such other address as Imperva may provide in writing from time to time.

Pricing:

All prices are in USD with FOB Fulfillment Center co-terms and refer to the detailed Specifications set forth in Annex 1.

Seller and Imperva shall aim a target cost reduction of [***] per year. The cost will be reviewed on a quarterly basis and updated thereafter for new orders.

Appliances Pricing

Appliance	Price
X1000	[***]
X2000	[***]
X2500	[***]
X4500	[***]
X6500	[***]
M100	[***]
M150 option 1	[***]
M150 option 2	[***]

*	Integrated Product cost is based on Embedded CPU’s. However, as long as non-embedded compatible CPU’s are available and approved by Imperva, Seller will be allowed to provide the Integrated Products with the non-embedded CPU’s without additional discount to Imperva. Once the non-embedded CPU’s are announced EOL, Seller may reserve a stock buffer based on Imperva’s non-binding forecast and Imperva will have no commitment to buy those CPU’s.

Add On pricing

Network Interface Cards/sold separate or integrated
4 x 1GbE c Bypass	PW AKN-484		[***]
2 x 1GbE fiber	PW AKN-482		[***]
2 x 10GbE fiber SR	PW AKN-522SR		[***]
2 x 10GbE fiber LR	PW AKN-522LR		[***]

Additional Add On Cards/sold integrated in the platform
Light Out Management	LOM	Includes riser, bracket, front panel and lexan change (where applicable) and 1 hour additional testing of add-on card	[***]
SSL Accelerator	Silicom PCI-X SSL accelerator – PXS2510-RoHS		[***]
Fiber Channel Dual Port card	Emulex PCI-E Lpe11002-M4		[***]
HSM card	nCipher 6000e F2		[***]
Future add-on	Future 3rd party add-on		[***]

When parts (such as front panel, copper bypass, riser) are removed from the standard appliance as part of the installation of an add-on card, the removed parts shall be kept at the Fulfillment Center as Imperva owned inventory.

Seller shall negotiate with third party vendors of add on cards to reduce the cost. In case that Imperva gets a better cost from a vendor, Seller shall purchase the add-on cards at the reduced cost and shall adjust Imperva’s cost immediately for new purchases.

The above prices include a [***]% markup on the purchase cost of the add-on card.

Additional Services

Description	Price
Manual labor [USD/hour]	[***] in US, [***] in TW, [***] in Israel
Re-imaging	[***] in US, [***] in Israel, [***] in TW
Markup on BOM	[***] for components in the Integrated Products, [***] on 3rd parties add on cards.
Hw change: including re-opening the box, making HW change, SW re-image, retest	[***] per unit in US, [***] per unit in Israel [***] per unit in TW
Out of warranty repair	Parts - cost+[***], 2 working hour. per unit
Refurbishment	Parts - cost +[***], 2 working hours
Special engineering work	[***] per hour

*	This table refers to: (i) additional services, required by Imperva from time to time and not included in the original Integrated Product manufacturing process, or (ii) cost change as a result of an ECR. Manual labor shall be charged against additional direct labor work. Automatic test which does not require manual labor, shall not be charged as additional work.

Pallets

Pallets cost will be carried by Imperva. For clarity, Pallet shall mean the pallet material and not the shipping cost.

EOL:

End Of Life shall not occur earlier than the following dates:

Product	EOL earliest date
X2 (X1000)	[***]
X4 (X2000)	[***]
X4 FTL (X2500)	[***]
X8 FTL (X4500)	[***]
X16 FTL (X6500)	[***]
MX	[***]
MX FTL	[***]
PW AKN-484	[***]
PW AKN-482	[***]
PW AKN-522SR	[***]
PW AKN-522LR	[***]
LOM	[***]

IT and Reporting:

Manufacturing site:

Imperva shall have visibility to the following information through available web tools or emails:

•	Production Order updates, including status, updated ETA and Tracking number

•

Product specific data: part number, revision, serial number, MAC address and challenge key (a unique code, read from every appliance). Seller shall have full traceability of the serial numbers and versions of major components integrated in the products (such as but not limited to: hard drives and power supplies).

•	Monthly Production Failure report, including data and statistics about failures in production and in each of the test plan points

•	Unique Material inventory level and cost by item.

Fulfillment center:

Imperva will have visibility to the following information through web tools or emails:

•	Shipping log, including part number, revision, Serial Number, Challenge key, Tracking number, end user and Order number

•	Daily Inventory and Work In Process (WIP) status, including quantities and locations

•	Weekly RMA report, including RMA units in various stages (completed, in process and not returned yet) and their status

•	Weekly inventory aging report

•	Root cause analysis and corrective action for every DOA within 10 days from faulty product arrival.

•	Weekly Refurbishment report, including Refurbished units in various stages

•

Product specific data: part number, revision, serial number, MAC address and challenge key (a unique code, read from every appliance). The fulfillment center shall have full traceability of the serial numbers and versions of major components integrated in the products (such as but not limited to: add on and interface cards).

QBR:

A Quarterly Business Review (“QBR”) shall be held every quarter and will include the following:

•	Forecast and Production flow

•

Key Performance Indicators (“KPI”), including but not limited to: RMA/DOA, deliveries lead time, on time deliveries, repair and pilot refurbishment turnaround time, IT -information accuracy and availability.

•	Corrective/Preventive Actions

•	Cost Reduction review

Troubleshooting Tools

Seller shall provide Imperva with troubleshooting and debug tools for only Caswell manufactured parts to help Imperva’s Support reduce the number of RMA returns from the field.

Imperva will be responsible to provide testing software for third party add-on cards.

Quality Specification

Integrated Products shall pass all the tests pre-defined by Imperva and accepted by Seller as part of the production and Fulfillment Centers tests. Failure rates shall not exceed maximum rates set forth in Annex 1 of Exhibit B.

Access to technical data

Seller shall provide Imperva with access to non-classified technical documents and updates in regards to the Integrated Product components’ specification and proposed changes.

ANNEX 1 Specifications

X1000
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
1	HDD	[***]	[***]
1	RAM	2GB
1	NICs mgmt	[***]
1	NICs traffic	[***]
1	Labels
1	Panel	Lexan / Colored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
1		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 40 units (combined [***] units)

•	MOQ for fulfillment: 1 unit

X2000
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
1	HDD	[***]	[***]
1	RAM	4GB
1	NICs mgmt	[***]
1	NICs traffic	[***]
1	Labels
1	Panel	Lexan / Colored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
1		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 40 units (combined [***] units)

•	MOQ for fulfillment: 1 unit

X2500
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
2	HDD	[***]	[***]
1	RAM	4GB
1	NICs mgmt	[***]
1	NICs traffic	[***]
1	Raid	[***]
1	Labels
1	Panel	Lexan / Colored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
2		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 30 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

X4500
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
2	HDD	[***]	[***]
1	RAM	8GB
1	NICs mgmt	[***]
1	NICs traffic	[***]
1	Raid	[***]
1	Labels
1	Panel	Lexan / Colored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
2		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 30 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

X6500
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
2	CPU	[***]
2	HDD	[***]	[***]
1	RAM	8GB
1	NICs mgmt	[***]
2	NICs traffic	[***]
1	Raid	[***]
1	SSL Accelerator	[***]
1	Labels
1	Panel	Lexan / Colored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
2		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 30 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

M100
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
1	HDD	[***]	[***]
1	RAM	4GB
1	NICs	[***]
1
1	Labels
1	Panel	Lexan / Collored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
1		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 40 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

M150 Option 1
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
2	HDD	[***]	[***]
1	RAM	4GB
1	NICs mgmt	[***]
1	Raid	[***]
1	Labels
1	Panel	Lexan / Collored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
2		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 30 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

M150 Option 2
Qty		Part Number	Detailed Description
Hardware
1	Platform	[***]
1	Chipset	[***]
1	CPU	[***]
2	HDD	[***]	[***]
1	RAM	4GB
1	NICs mgmt	[***]
1	Raid	[***]
1	Labels
1	Panel	Lexan / Collored front panel	Includes Imperva branding
Accessories
1		USB 4G Disk-on-Key
2		Ethernet RJ45 Cables 1.8m
1		RJ45-DB9 Cable 1.8m
1		Imperva Quick Start Guide
1		Imperva Warranty Document
2		Power Cord
Mounting Kit
1		Platform mounting kit
Software Installation and Testing
1		Imperva SW installation	1 hour SW installation/testing in Factory and 1 hour additional testing/ SW installation in the fulfillment center
1		Testing
Packaging
1		Branded Shipping Box	Platform Package with Imperva branding on it
1		Accessory Box	Accessory Box

•	MOQ for production: 30 units (Combined [***] units)

•	MOQ for fulfillment: 1 unit

EXHIBIT B

Service Level Agreement

1. DEFINITIONS

1.1. “Defect” shall mean any defect in design of a Product, or any non-conformity, malfunction or other problem in or with any Integrated Product and not due to Imperva’s software application or operating system or third party add-on card, not solvable by hardware replacement with the same type of Integrated Product, which causes the Integrated Product not to perform, function or operate as desired by Imperva.

1.2. “Level 2 Support” shall mean support calls pertaining to the analysis, troubleshooting, and debugging of issues related to Imperva’s software application and to adapting the Integrated Products to the end customer’s network, escalation of troubles to Level 3 Support and classification of trouble severity level.

1.3. “Level 3 Support” shall mean support calls pertaining to the analysis, troubleshooting, and debugging of issues related to hardware, firmware, drivers, interoperability with operating systems, 3rd party hardware and software drivers and network environment.

1.4. “Trouble Report” shall mean the report prepared by Imperva and provided to Seller for the purpose of indicating and/or reporting a Defect.

1.5. “Temporary Solution” shall mean a temporary correction of a Defect in order to restore an Integrated Product or the part thereof into operation.

2. Maintenance and support

Imperva shall provide Level 2 Support to its end user customers of the Integrated Products. This Level 2 Support shall include taking exclusive responsibility for interface with the customer, including, but not limited to taking all support calls from the customer and performing basic problem diagnostics.

Seller shall provide Level 3 Support, as described below.

2.1. Level 3 Support Service

Technical Support - Seller Technical Support service is available via phone or Web site with no extra charge to Imperva for 24 hours by 7 days per week. Technical support service may be provided by the Fulfillment Centers of American Portwell Technology Inc and/or by the Fulfillment Centers of Dan-El Technologies Ltd and/or by Caswell at different times of the day. Seller shall provide a detailed list of technical support hours covered by each one of the technical support centers. Imperva will receive an initial response from a call or a web requests within 20 minutes.

3. Hardware Support

3.1. Standard Warranty - Return and Repair

Seller will remedy hardware defects (“RMA”) by repairing or replacing any defective hardware, upon return to the Fulfillment Center. Seller will, at its option, repair or replace the Integrated product within ten (10) business days of the receipt of the defective unit; provided that, Integrated Products discovered by Imperva or any Customer to be defective within the DOA Period (as defined by the chart below), a new Integrated Product will be shipped within twenty four (24) hours to Imperva (or the Customer, as applicable) via overnight priority shipment on domestic shipments and via international priority shipment (based on FedEx terms or equivalent) on international shipments. Seller shall be responsible to hold an adequate inventory level of spare appliances and parts to meet this SLA. The spares inventory will be in addition to the Integrated Products held against Imperva purchase orders. Spare third party add-on cards shall be purchased and held by Seller per Imperva purchase orders and Imperva shall be invoiced upon their arrival at the fulfillment center. All repaired Integrated Product is warranted to be free of defects for the longer of (i) [***] calendar days from the date of the Integrated Products return shipment to Imperva (or the Customer, as applicable) and (ii) the remainder of the Integrated Product’s Warranty Period, whichever is longer. Imperva will be responsible to send the faulty Integrated Product to the fulfillment center. In case where Seller has shipped an advanced replacement and the faulty Integrated Product not arrived at the fulfillment center within forty five (45) days, Imperva will be charged for the full price of a new Integrated Product. RMA systems will be inspected for any outside damages and scratches and if found the damaged part will be automatically replaced unless any other written notice from Imperva. In the case where an external part (Chassis elements and external/internal packages, accessories will be replaced Imperva will be fully charged for the damaged or missing parts.

Seller is not liable for any data loss for any RMA/DOA units.

In case that an Integrated Product was returned to Seller for repair and the Integrated Product seemed to work properly, Seller shall inform Imperva that no problem was found (“NFF”) and Imperva shall have the right to test the product at Imperva labs. If both parties have not found any failure and agreed that the case is NFF, then Imperva shall carry the shipping costs and RMA cost as out of warranty.

The parties shall work together to improve the troubleshooting process and the diagnostic tools provided to the end customers to minimize the NFF occurrences.

Responsibility for shipping charges, labor charges and parts for returned and/or repaired hardware is as follows:

Warranty Periods	Parts	Labor fee	Faulty shipment cost	Repaired/Replacement shipment cost
DOA Period	[***]	[***]	[***]	[***]
Months 4-12	[***]	[***]	[***]	[***]

Year 2-3	[***]	[***]	[***]	[***]
>3 years	[***]	[***]	[***]	[***]

*	For clarity, the first Warranty Period begins on the date the applicable Integrated Product is delivered (by Imperva or a Fulfillment Center) to the Customer.
*	All shipments will be packed, palletized and labeled as set forth in Section 8.7.

3.2. Out of Warranty Repairs

Repairable Integrated Products that are out of warranty and returned to Seller for repair will be repaired within 10 business days to Imperva or Imperva’s end customer. Third party faulty add-on cards shall be replaced and sent to their vendors for repair. Imperva will be charged for replaced parts cost plus [***] and two (2) labor hours per RMA at the agreed labor cost specified in the Additional Services table in Exhibit A. The parties shall agree within two years from the Effective Date about the number of spare units to be held by Seller for this purpose. Imperva shall be charged for the repair of out of warranty third parties add-on cards.

3.3. Advance Replacement

a. Dead on Arrival (“DOA”) Integrated Products that fail within [***] days of initial shipment shall be classified dead on arrival (“DOA”). DOAs will be Advance Replaced with new Integrated Products. Seller will charge Imperva for full unit’s price if returned DOA units are not received within forty five (45) days.

b. Cut off time for advanced replacement shipment - For DOA’s reported by 3PM local time in the Fulfillment Centers, the advanced replacement shall be shipped on the same day for the standard Integrated Products and within one business day for Integrated Products with adjustments.

3.4. Field Replaceable Units (“FRU”)

Field replaceable items such as hard drives, power supplies and network interface cards, replaceable without opening the appliance chassis shall be classified FRU. Imperva, or its customers, may replace FRU’s in Integrated Products in the field, following instructions provided by Seller without affecting the warranty status of the Integrated Product. A fulfillment center will ship FRU’s to customers on either an (i) exchange or (ii) advance replacement basis in case of DOA. A damage caused by the end user during improper FRU replacement shall be fully covered by Imperva and will not be deemed an RMA or DOA.

3.5. Refurbished Units

Imperva evaluation (i.e. pilot) units may be delivered by Imperva to Seller. Within ten (10) business days from such delivery, Seller will refurbish such units and return-ship them to Imperva (or the location designated by Imperva). All units will be refurbished according to Imperva’s instructions (which will include, without limitation, data wipe, running all, diagnostic tests, software installation and burn-in), Refurbishment process will be charged to Imperva.

3.6. Limitation of warranty

The warranties will not apply to any failure to the extent originated by: accident; unusual physical or electrical stress; neglect; misuse (other than misuse by Seller or any third party acting on its behalf). Seller shall inform Imperva of any Integrated Product returned for repair and found exceeding the warranty limitations. Imperva shall have the option to hold that Integrated Product repair or repair it out of warranty as set forth in Section 3.2 of this SLA.

4. Systematic Failure:

Product failure in more than [***] of install base of an Integrated Product (or more than [***] units if the install base is smaller than 100 units) due to same root cause in a time period equal or shorter than one year, shall be deemed a “Systematic Failure”. A systematic failure, shall be treated as a DOA and Seller shall carry all repair expenses and shipping to and from end customers.

5. VERIFICATION, CLASSIFICATION AND CORRECTIONS OF DEFECTS

5.1. TROUBLE REPORTS

Imperva shall report to Seller any Defect for which Imperva requires repair, replacement or correction by using Trouble Reports as set out below. All Trouble Reports shall be sent to Seller’s office by telefax or by electronic mail.

For Defects having priority Class A in accordance with Sub-article 5.2 of this Agreement, Imperva may report such Defects to Seller by email/fax. Such reporting by email/fax shall be considered and treated by Seller as a submitted Trouble Report. For such cases, also a normal Trouble Report shall be sent to Seller for notification purposes only.

Each Trouble Report shall contain the following information:

a)	Imperva product identification number (if any);

b)	Imperva Trouble Report identification number;

c)	The priority class of the Defect (Critical (Class A), Serious (Class B) or Minor (Class C);

d)	A description of the commands and procedures that reveal the Defect; and

e)	A short description of the Defect and its impact on the Product’s performance.

The following additional information may be included if deemed necessary:

a)	A description of the hardware and software environment;

b)	Specification of the release version and software patches of the relevant Product (or part thereof);

c)	Examples of input;

d)	The resulting output;

e)	The expected output; and

f)	Any special circumstances surrounding the discovery of the Defect.

For each Trouble Report, Seller undertakes to:

a)	Confirm its receipt of the Trouble Report by electronic mail within the time periods set out in Annex 1 (Time Periods) to this Agreement. Critical Defects (Class A) may initially be confirmed over the phone. The confirmation shall contain Seller’s identification number as well as Imperva’s Trouble Report number, to be used in the subsequent communication between the parties.

b)	Analyze the Trouble Report, verify the existence of the Defects and note the priority class.

c)	Advise Imperva of any perceivable impact which a repair or correction may have on the Product.

For any intermittent Defects, the Trouble Report shall contain a request for the establishment of an action plan by Seller.

5.2. CLASSIFICATION OF DEFECTS

The following three priority classes shall be used in order to classify the Defects. The issuer of the Trouble Report shall set the priority. Imperva and the Seller will review and agree about the classification of specific defects based on their effect on Imperva’s end customer.

Critical Defect(s) (Class A)

The presence of a Critical Defect implies that the Integrated Product cannot be substantially used, or has a major negative impact on the total system operation, system functionality, or system reliability with regard to Imperva’s, distributors’ or end-users’ systems.

Serious Defect(s) (Class B)

The presence of a Serious Defect seriously affects the functionality of the Integrated Product but can be circumvented so that the Integrated Product can be used, or implies that a program or function in the Integrated Product cannot be used although other programs or functions remain unaffected, or implies that the Integrated Product as a whole functions but a certain function are somewhat disabled, gives incorrect results or does not conform to the support materials or any agreed standards.

Minor Defect(s) (Class C)

A Minor Defect has no significant effect on the functionality of the Integrated Product.

5.3. CORRECTION OF DEFECT(S)

For Defects classified as Critical Defects (Class A), Seller shall immediately inform Caswell of the Defect, ensure that Caswell will first create a Temporary Solution in order to solve the critical situation, and thereafter a Final Solution. Seller shall use its constant and best efforts to complete the Temporary Solution and the Final Solution as soon as possible but never later than within the time period set out in Annex 1 (Time Periods) to this Agreement. Seller shall constantly keep Imperva informed of the progress of the correction work as well as, at Imperva’s request, provide Imperva with written progress reports.

For Defects classified as Serious Defects (Class B), Seller shall immediately inform Caswell of the Defect, ensure that Caswell will first create a Temporary Solution and thereafter a Final Solution. The Temporary Solution and the Final Solution shall both be completed no later than within the time periods set out in Annex 1 (Time Periods) to this Agreement. Seller shall, until completion of the Final Solution, at least once every day inform Imperva of the progress of the correction work. Seller shall also provide Imperva with written reports describing the progress on a weekly basis.

For Defects classified as Minor Defects (Class C), Seller shall examine and create a solution as soon as reasonably possible with regard to Seller’s then current workload and planning but not later than within the time period set out in Annex 1 (Time Periods) to this Agreement.

6. LIQUIDATED DAMAGES - SERVICES

If Seller exceeds the maximal failure rates set forth in Annex 1 of this SLA, then Imperva shall have the right to recover liquidated damages in the rates set forth in Section 6.1 of the SLA. In addition to that, if Seller exceeds any of the time periods or maximal failure rates set forth in Annex 1 and Annex 2 of this SLA, Seller shall be responsible for any reasonable penalty Imperva may have to pay its customer as a result of Seller not meeting the SLAs agreed to by Imperva and customer, provided that Seller has been notified without undue delay in writing of such claim, suit or proceeding with and given authority, information and assistance (at the Seller’s expense) to settle the claim.

6.1 For every faulty unit beyond the maximal failure rates (RMA or DOA) set forth in Annex 1 of this SLA, excluding NFF, third party add-on cards and hard drives failures, Seller shall compensate Imperva with the amount equal to the price of a new Integrated Product in addition to the repair or replacement of the faulty Integrated Product For clarity, with reference to failures in third party add-on cards and hard drives, such failures shall be counted in RMA measurements for quality improvement purposes only and Seller shall take the lead for all quality improvement and communication regarding any quality issues with the third party vendors.

7. SUBCONTRACTING

Seller shall not subcontract any parts or portions of the Services without Imperva’s written approval.

The parties agree to cooperate in qualifying Imperva’s personnel and/or a global third party service company to perform field repairs and/or upgrades on the Integrated Products without derogating from Seller’s warranty undertakings under this Agreement.

ANNEX 1 Maximal Failure Rates

Process / Activity	Rate
DOA rates	DOA rates, measured in terms of: # of DOAs in last 12 months / # of units shipped in the last 12 months shall not exceed [***].

RMA rates	RMA rates, measured in terms of: # of RMAs in last 12 months / avg. install base in the last 12 months shall not exceed [***].

*	DOA and RMA rates will be reviewed each Quarter as part of the QBR.

ANNEX 2 Time Periods

Process / Activity	Repair and Defect Correction Times
Correction of Critical Defects (Class A)	Temporary Solution within [***] hours from receipt of Trouble Report.
Final Solution shall be provided by Seller using its best effort and within the shortest possible time, but no later than within [***] days from receipt of the Trouble Report.

Correction of Serious Defects (Class B)	Temporary Solution as soon as possible, but no later than within [***] hours from receipt of the Trouble Report.
Final Solution as soon as possible, but no later than within [***] days from receipt of the Trouble Report.

Correction of Minor Defects (Class C)	Solution as soon as reasonably possible, but no later than within [***] weeks from receipt of the Trouble Report.

EXHIBIT C

Standby Letter of Credit Sample

27:	SEQUENCE OF TOTAL	:

40A:	FORM OF DOCCREDIT	: IRREVOCABLE STANDBY

20:	DOCCREDIT NUMBER	:……………

31C:	DATE OF ISSUE	:…………………..

31D:	DATE & PLACE OF EXPIRY	: ISRAEL

50:	APPLICANT	: IMPERVA LTD.

ISRAEL

59:	BENEFICIARY	:……………………

………………………

………………………..

32B:	CURRENCY CODE, AMOUNT	: US$............................

41A:	AVAILABLE WITH .... BY:	: LUMILITTLV

BANK LEUMI LE ISRAEL B.M.

TEL- AVIV

BY PAYMENT

45A:	DESCRIPTION OF GOODS AND/ OR SERVICES
: NETWORK APPLIANCES

46A:	DOCUMENTS REQUIRED	:

1.	BENEFICIARY’S SIGNED DECLARATION STATING THAT ORIGINAL DOCUMENTS (2, 3 BELOW) WHICH WERE SENT DIRECTLY TO IMPERVA LTD. OR TO IMPERVA INC. WERE NOT PAID WITHIN 60 DAYS FROM DUE DATE .

2.	PHOTOCOPY(IES) OF THE RELEVANT UNPAID INVOICE(S)

3.	PHOTOCOPY(IES) OF THE RELEVANT ORIGINAL TRANSPORT DOCUMENT EVIDENCING SHIPMENT OF THE GOODS TO IMPERVA LTD. OR TO IMPERVA INC OR TO OTHER ADDRESS AS REQUESTED IN WRITING BY IMPERVA LTD OR IMPERVA INC AS STATED IN THE GOODS RELEASE ORDER.

4.	PHOTOCOPY(IES) OF THE RELEVANT PURCHASE ORDER ISSUED BY IMPERVA LTD OR BY IMPERVA INC.

5.	PHOTOCOPY(IES) OF THE RELEVANT GOODS RELEASE ORDER SIGNED BY IMPERVA LTD. OR IMPERVA INC.

6.	BENEFICIARY’S STATEMENT THAT THE GOODS HAVE BEEN TESTED AND MEET ALL THE SPECIFICATIONS AND QUALITY REQUIREMENTS.

47A:	SPECIAL CONDITIONS	:

1.	ALL DOCUMENTS PRESENTED MUST BEAR OUR STANDBY L/C NO. 333-02- ….. AND PURCHASE ORDER NO.

2.	PARTIAL DRAWINGS : PERMITTED

3.	UPON RECEIPT OF DOCUMENTS WHICH CONFORM WITH TERMS OF THIS STANDBY L/C WE SHALL ADVISE APPLICANT ACCORDINGLY. IN THE EVENT THAT APPLICANT PRESENTS TO US COPY OF BANK TRANSFER MADE BY IMPERVA LTD. OR IMPERVA INC. EVIDENCING REMITTANCE OF THE AMOUNT CLAIMED TO BENEFICIARY, WE SHALL ADVISE YOU IMMEDIATELY STATING AMOUNT, DATE AND MODE OF TRANSFER. IN SUCH CASE NO PAYMENT WILL BE EFFECTED BY US AND THIS STANDBY L/C WILL REMAIN VALID FOR THE OUTSTANDING BALANCE BEFORE THE RELEVANT DRAWING. HOWEVER, IF APPLICANT DOES NOT PRESENT TO US SUCH COPY OF BANK TRANSFER, WE SHALL EFFECT PAYMENT ACCORDING TO YOUR DEMAND VALUE 21 DAYS FROM THEIR RECEIPT.

4.	IN CASE DOCUMENTS PRESENTED EXCEPT FOR DOC. NO. 5 THEN BENEFICARY IS OBLIGED TO PRESENT ALTERNATIVELY ITS STATEMENT THAT AT LEAST SIX MONTHS FROM THE DAY OF GOODS ARRIVAL AT THE FULLFILMENT CENTER HAVE PASSED, GOODS WERE SENT TO A DEFAULT IMPERVA WAREHOUSE WITHOUT RELEASE ORDER AS PER AGREEMENT BETWEEN APPLICANT AND BENEFICIARY.

5.	EXCEPT FOR CASE IN NO 4, ALL INVOICES MUST BEAR GOODS RELEASE ORDER NO.

71B:	CHARGES	: ALL BANK CHARGES OUTSIDE ISRAEL ARE FOR BENEFICIARY ACCOUNT.

49:	CONFIRMATION INSTRUCT	: WITHOUT

78:	BANK TO BANK INFORMATION	:

PLS FORWARD US DOCUMENTS BY SPECIAL COURIER TO OUR ADRESS: 19 HERZL STREET, TEL AVIV, ISRAEL FOR THE ATTENTION OF INTERNATIONAL TRADE CENTER, GUARANTEES DEPT.

72:	SENDER TO RECEIVER INFO	: L/C SUBJECT TO UCPDC 2007 (ICC 600)

PHONBEN: FAXBEN:

PLEASE ACKNOWLEDGE RECEIPT.